UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2013

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 18, 2013, Real Goods Solar, Inc. (the “Company”) held its 2013 annual meeting of shareholders. The final voting results for each of the matters submitted to a vote of shareholders at the 2013 annual meeting were as follows:

(1)	The Company’s shareholders elected all nominees named in the proxy statement for the meeting to the Company’s board of directors, each to serve until the next annual meeting of shareholders to be held in 2014 or until their successors are duly elected and qualified, with the following vote:

	For	Withheld
Kam Mofid	12,850,863	2,388,042
John Schaeffer	14,196,277	1,042,628
Pavel Bouska	14,195,313	1,043,592
David L. Belluck	14,197,113	1,041,792
Steven B. Kaufman	14,198,516	1,040,389
Robert L. Scott	15,204,781	34,124
Ian Bowles	15,208,422	30,483
Richard D. White	15,208,422	30,483

Mr. White was nominated to the Company’s board of directors pursuant to the terms of the Agreement and Plan of Merger, dated as of August 8, 2013 (the “Merger Agreement”), by and among the Company, Mercury Energy, Inc. (“Mercury”) and Real Goods Mercury, Inc., a wholly-owned subsidiary of the Company. Due to the fact that the Company’s 2013 annual meeting of shareholders occurred before the closing of the proposed Mercury merger, Mr. White has executed a conditional resignation from the Company’s board of directors that becomes effective automatically without any further action in the event that following Mr. White’s election to the Company’s board of directors, the Merger Agreement is terminated in accordance with its termination provision.

Former director Barbara Mowry did not stand for re-election at the 2013 annual meeting of shareholders.

(2)	The Company’s shareholders approved, on an advisory basis, named executive officer compensation with the following vote:

For	Against	Abstain
15,114,491	85,508	38,906

(3)	The Company’s shareholders recommended three years as the rate of frequency of future advisory votes on named executive officer compensation with the following vote:

1 Year	2 Years	3 Years	Abstain
2,754,155	30,323	12,432,601	21,826

None of the proposals at the 2013 annual meeting of shareholders involved “routine” matters. As a result, there were no broker non-votes present at the meeting.

Item 8.01. Other Events.

On December 18, 2013, the Company issued a press release announcing the voting results from its 2013 annual meeting of shareholders. A copy of this press release is attached hereto as Exhibit 99.1.

Additional Information About the Merger

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The merger described herein will be submitted to the shareholders of each of the Company and Mercury for approval. The Company has filed with the Securities and Exchange Commission a registration statement on Form S-4 containing a joint proxy statement/prospectus of the Company and Mercury as well as other relevant documents in connection with the transaction. The Securities and Exchange Commission declared the Form S-4 effective on November 27, 2013. The Company filed with the Securities and Exchange Commission the final joint proxy statement/prospectus on December 3, 2013 and the Company and Mercury mailed the final joint proxy statement/prospectus to their respective shareholders on or about December 9, 2013. SHAREHOLDERS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MERCURY AND THE PROPOSED MERGER.

A free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about the Company, may be obtained at the Securities and Exchange Commission’s website (www.sec.gov). These documents may also be obtained, free of charge, from the investor relations section of the Company’s website (www.RealGoodsSolar.com) or by directing a request to 833 W. South Boulder Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc., heidi.french@realgoods.com or (303) 222-8430.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the merger. Information about the Company’s directors and executive officers is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 18, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger. Free copies of these documents may be obtained as described above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, receiving shareholder approval for the merger described herein, successfully closing the merger described herein, realizing synergies and other benefits from the merger described herein, introduction of new products and services, completion and integration of acquisitions, possibility of negative economic conditions and other risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Real Goods Solar, Inc. dated December 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo
Chief Financial Officer

Date: December 18, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Real Goods Solar, Inc. dated December 18, 2013